SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 20, 2004

                                CorVu Corporation
             (Exact name of Registrant as Specified in its Charter)

                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-29299                                   41-1457090
(Commission File Number)                          (IRS Employer
                                                Identification No.)

                              3400 West 66th Street
                             Edina, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)

                                 (952) 944-7777
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 20, 2004, CorVu Corporation (the "Company") and ComVest Investment Partners II LLC ("ComVest") signed a term sheet for a financing transaction. The term sheet provides that upon payment of $5,000,000, ComVest will receive 20,000,000 shares of the Company's common stock and immediately exercisable warrants to purchase 6,000,000 shares of the Company's common stock at $0.50 per share. At the closing of the financing, ComVest will also receive warrants to purchase another 2,000,000 shares at $0.50; however, these warrants will become exercisable only if less than two ComVest designees are members of the Company's board of directors while ComVest owns more than 5,000,000 shares of the Company's common stock. All warrants will be subject to anti-dilution protection. The Company will have to pay a cash fee of $200,000 to ComVest at the closing of the financing. The closing of the financing is subject to ComVest finishing its due diligence of the Company and the parties reaching a final agreement that includes customary closing conditions.

         The Company is obligated to pay a financial advisory and structuring fee of $500,000 to ComVest, payable in cash or shares of the Company valued at $0.25 per share at ComVest's election, if the financing does not close within forty-five days due to the Company's election not to proceed with the financing without cause or the Company's failure to proceed with the financing in good faith.

         Upon the closing of the financing transaction with ComVest, Delia MacIntosh, the spouse of the Company's Chief Executive Officer, will convert the remaining outstanding debt of the Company in the aggregate amount of approximately $395,000 into shares of Common Stock and warrants at the same terms as the financing.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE ARRANGEMENT OF A REGISTRANT.

Item 1.01 is incorporated by reference herein.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CORVU CORPORATION


                                        By /s/ David C. Carlson
                                           ---------------------------------
Date:  December 22, 2004                   David C. Carlson
                                           Chief Financial Officer